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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 1, 2005
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                Corporate Asset Backed Corporation, on behalf of
                     CABCO Trust for J.C. Penney Debentures
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   033-91744-02               22-3281571
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(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


    445 Broad Hollow Road
    Suite 239
    Melville, New York                                            11747
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 8.01           Other Events.

                    This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Trust for J.C. Penney Debentures (the "Trust") Trust Certificates (the "Certificates") relating to the J.C. Penney Company, Inc. 7 5/8 % Debentures due March 1, 2097 (the "JCP Debentures"), which was made on March 1, 2005.

                    The Trust was created by the Amended and Restated Trust Agreement, dated as of March 25, 1999, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of $52,650,000 aggregate certificate principal balance of Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $52,650,000 principal amount of the JCP Debentures. J.C. Penney Company, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-00777). You may read and copy any reports, statements and other information filed by J.C. Penney Company, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on J.C. Penney Company, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01           Financial Statements and Exhibits.

                     (c)  Exhibits.

                    99.1 Trustee's Distribution Report with respect to the March 1, 2005 Distribution Date for the CABCO Trust for J.C. Penney Debentures.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Trust for J.C. Penney Debentures

                           By:  /s/ Robert D. Vascellaro
                                ------------------------
                                Name:  Robert D. Vascellaro
                                Title: Vice President

Date:  March 9, 2005
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                                  EXHIBIT INDEX

Exhibit

    99.1 Trustee's Distribution Report with respect to the March 1, 2005 Distribution Date for the CABCO Trust for J.C. Penney Debentures.